SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 25, 2005
                        (Date of earliest event reported)

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                      333-125158                  75-2808384
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

        4000 Horizon Way
         Irving, Texas                                              75063
(Address of Principal executive offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications put 0 6 rsuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-125158) filed with the Securities and Exchange Commission (the "Commission") on July 29, 2005 (the "Registration Statement"), pursuant to which the Registrant registered $12,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated July 29, 2005 and the related Prospectus Supplement dated August 23, 2005 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2005-AR4 (the "Offered Securities").

      The Registrant is filing this Current Report on Form 8-K to file the supplemental tax opinion of Andrews Kurth LLP as Exhibit 8.2 to the Registration Statement and the related consent as Exhibit 23.2.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit No.     Description
            -----------     -----------

                    8.2     Supplemental Tax Opinion of Andrews Kurth LLP

                   23.2 Consent of Andrews Kurth LLP (contained in the opinion filed as Exhibit 8.2)


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

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST HORIZON ASSET SECURITIES INC.


August 25, 2005                        By: /s/ Alfred Chang
                                           -------------------------------------
                                           Alfred Chang
                                           Vice President


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